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                                                                    EXHIBIT 32.1


                        CERTIFICATION OF PERIODIC REPORT


I, Sherrill Stone, Chairman of the Board and Chief Executive Officer of Peerless Mfg. Co. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2003 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


                                           /s/ Sherrill Stone
                                           -------------------------
                                           Sherrill Stone
                                           Chairman of the Board and
                                           Chief Executive Officer
                                           Date: November 14, 2003
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